SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

Item 9 and 12. Results of Operations and Financial Condition and Regulation FD
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Disclosure.
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On October 22, 2003, the Company issued a press release announcing the Company's third quarter 2003 earnings. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated October 22, 2003

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2003

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
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    James V. Faulkner, Jr.
    Vice President and General Counsel